All Terrain Opportunity Fund

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 7, 2019, to the

Prospectus and Statement of Additional Information (“SAI”), both dated March 1, 2019, as supplemented.

Effective September 1, 2019, Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), a co-investment advisor of the All Terrain Opportunity Fund (the “Fund”), has voluntarily agreed to waive the annual advisory fee it receives from the Fund. Accordingly, the following text supplements the “Investment Advisors” section beginning on page 14 of the Prospectus and the “Fund Expenses” sections beginning on page 15 of the Prospectus and page B-38 of the SAI.

Effective September 1, 2019, Castle Financial has voluntarily agreed to waive the annual advisory fee it receives from the Fund. Castle Financial may terminate this voluntary waiver at any time. Castle Financial will not seek reimbursement of any advisory fees it waives pursuant to this voluntary waiver.

Please file this supplement with your records.